                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

           VAN ECK VIP TRUST - VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND
               (Exact name of registrant as specified in charter)

                     335 Madison Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                     335 MADISON AVENUE, NEW YORK, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  DECEMBER 31

Date of reporting period: DECEMBER 31, 2012

Item 1. Report to Shareholders

ANNUAL REPORT
D E C E M B E R 3 1 , 2 0 1 2

Van Eck VIP Trust

Van Eck VIP Multi-Manager Alternatives Fund

The information contained in the enclosed shareholder letters represent the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment team members are as of December 31, 2012.

VAN ECK VIP TRUST

PRIVACY NOTICE

At Van Eck Global, we respect our clients’ right to privacy. In order for us to provide efficient service for our customers, we collect and maintain certain personal information about you (including transaction history, name, social security number, address, etc.). This information is collected via investment applications, written and oral communications between you or your representatives and us, trades through financial institutions, web site requests, or other forms you may have provided in order to receive information from us or process a transaction.

Please be assured that we do not share this information with any third parties, with the exception of our service providers, certain government agencies, and other non-affiliated parties for our everyday business purposes, such as to process transactions, maintain accounts, respond to court orders and legal investigations, or report to credit bureaus.

Service providers may include but are not limited to transfer agents, custodians and mailing services that are authorized to use this information to carry out services for which we hire them; they are not permitted to share this information for other purposes. Information may be shared with our affiliates (other Van Eck Companies) as permitted by law. However, we limit access to your information to authorized employees only. Be assured that we maintain physical, electronic and procedural safeguards to protect your non-public personal information.

By law, we are required to notify you of any plans to disclose your nonpublic personal information to a non-affiliated third party. We have no current plans to make any such disclosure; however, at any time this might occur in the future, you would be given the opportunity to “opt out.”

For further information or questions regarding our privacy policies, please contact us at 1.800.221.2220

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

Dear Shareholder:

The Initial Class shares of the Van Eck VIP Multi-Manager Alternatives Fund (the “Fund”) gained 1.33% for the twelve months ended December 31, 2012. The Fund lagged its benchmark, the HFRX Global Hedge Fund Index1, which rose 3.51%. The S&P® 500 Index2 gained 16.00% for the same period. Amid this backdrop, the Fund’s positive, albeit modest, absolute returns lagged the performance of the HFRX Global Hedge Fund Index on a relative basis.

Importantly, the Fund generated positive absolute returns with similar volatility to the HFRX Global Hedge Fund Index and substantially less volatility than the S&P 500 Index, as seen in the chart here. (Figures are based on monthly data for the reporting period.)

	Standard Deviation[3]	Beta[4]

Van Eck VIP Multi-Manager Alternatives Fund-Initial Class	2.83%	0.22
HFRX Global Hedge Fund Index (USD)	3.12%	0.23
S&P 500 Index Total Return	10.52%	1.00

Overview

▪	Alternative strategies posted mixed results for the year.
—

The HFRX Macro Index[5] was a disappointing performer with a -1.00% return. Trend-following Commodity Trading Advisors[6] (“CTAs”), or managed futures strategies, struggled due to a combination of a lack of sustainable market trends and low interest rates. Low interest rates have a negative impact on the income earned on cash collateral. Currency funds broadly produced unimpressive results as accommodative monetary policy globally has contributed to divergences between fundamentals and prices.

—

The HFRX Equity Hedged Index[7] returned +4.81%. The long/short equity strategies‡ that performed the best during the year benefited from net long exposure to equities. The HFRX Equity Hedge: Short Bias Index[8] returned -20.62% for the year as further evidence that shorting stocks did not pay off in 2012. When comparing the broad equity indices, value outperformed growth, foreign outperformed domestic, and emerging markets outperformed developed markets.

—

The HRFX Event Driven Index[9] returned +5.96%. Within event driven‡, managers’ that focus on special situations‡ and credit arbitrage‡ were amongst the top performers. Merger arbitrage‡ strategies generally produced lackluster results due to limited deal flow and compressed spreads.

—

The HFRX Fixed Income Credit Index[10] returned +7.65%. Long biased fixed income strategies‡ continued to benefit from the unprecedented capital flows into the asset class. Low interest rates have led investors towards riskier debt issuances in search of higher yields and this continues to place upward pressure on fixed income asset prices.

Fund Review

As of December 31, 2012, the Fund had assets allocated to seven sub-advisers and was invested in a variety of open-end mutual funds, ETFs, a structured note, a UCITS11 fund and individual equity securities. Overall, we reduced the Fund’s allocations to mutual funds during the annual period and increased allocations to Sub-Advisers that offer greater transparency and more attractive fees for investors.

The Fund’s allocation to long/short‡ equity strategies returned +11.04% relative to the HFRX Equity Hedged Index with a return of +4.81%. Sub-Adviser Millrace Asset Group, Inc. (“Millrace”) (6.8% of Fund net assets†) returned +17.28% and was the best performer within this strategy, with the bulk of its positive return attributable to long positions within the technology and commercial services industries. Sub-Adviser KeyPoint Capital Management, LLC (“KeyPoint”) (6.3% of Fund net assets†), a long/short real estate investment trust (“REIT”)-focused manager that the Fund invested with on July 5, 2012, also contributed positively to results with a return of +9.82%. Sub-Advisers Primary Funds (“Primary”) (eliminated by Fund at yearend) and RiverPark Advisors, LLC (“RiverPark”) (6.7% of Fund net assets†) the latter of which was newly funded on August 15, 2012, lagged in comparison, with returns of +2.27% and +0.50%, respectively. We eliminated the Fund’s allocation to Primary effective December 11, 2012 based on concerns regarding the business viability of the manager. Another contributor to performance was the TFS Market Neutral Fund (“TFS”) (7.4% of Fund net assets) with a return of +7.80%.

The Fund’s allocation to global macro strategies returned +9.53% compared to the HFRX Macro Index, which returned -1.00%. The Marketfield Fund (“Marketfield”) (3.2% of Fund net assets†) returned +13.50% and benefited from the rebound in U.S. housing and economic surprises to the upside and to its bearish view on emerging markets equities. We reduced the Fund’s allocation to Marketfield on December 12, 2012. The Fund’s investment in the AC-Risk Parity 12 Volatility Fund (7.7% of Fund net assets†) through an open-end UCITS III structure managed by Aquila Capital, was another strong contributor to performance with a return of +10.01%. Its largest contributors to performance were global equities and global bonds; commodities were its greatest detractor. We increased the Fund’s exposure to the Risk Parity Fund on December 14, 2012 based on our conviction in the manager and what we view as the unique risk/return profile of its strategy.

The Fund’s allocation to fixed income strategies returned +6.25% relative to a return of +7.65% from the HFRX Fixed Income Credit Index. The strongest contributor within this strategy was the Loomis Sayles Bond Fund (“Loomis”) with a return of +11.97%. We sold the Fund’s position in Loomis on September 19, 2012 as we shifted assets toward Sub-Advisers that provide the Fund with more diversified sources of yield. We funded two new Sub-Advisers on November 13, 2012—SW Asset Management, LLC (“SW”) (5.7% of Fund net assets†) and Horizon Management (“Horizon”) (5.0% of Fund net assets†). SW employs a long/short fixed income strategy‡ focused on emerging markets corporate credit. Horizon is a contrarian‡ asset manager that invests in traditional high yield, convertible bonds, preferred stock, distressed fixed income and closed-end bond funds. The Fund’s internally managed fixed income sleeve, which focused during the annual period on high yield corporate bonds, was a strong performer. We redeemed from Sub-Adviser Medley Credit Strategies, LLC on November 13, 2012 due to a change in its investment strategy and continued under performance.

The Fund’s allocation to event-driven strategies returned -0.56% in comparison to a return of +5.96% for the HFRX Event Driven Index. Acorn Derivatives Management Corp., a volatility arbitrage strategy, returned -15.54% and was the worst performing position within the allocation to event-driven. We recued the position in Acorn on September 7, 2012 when the loss exceeded 10% and redeemed the entire allocation on September 25, 2012 based on its inability to effectively implement a top-down tactical overlay to mitigate losses in a strong equity rally. EMERALD 2X (Equity MEan Reversion ALpha InDex) (0.8% of Fund net assets†), a “rules-based” volatility arbitrage strategy through a note structured by Deutsche Bank, returned -3.89%, as weekly volatility exceeded daily volatility virtually throughout the annual period. We reduced the Fund’s allocation to EMERALD 2X on September 24, 2012. Sub-Adviser Coe Capital Management, LLC (“Coe”) (6.7% of Fund net assets†) returned +3.47%, benefiting from long and short positions within the producer manufacturing, technology services and electronic technology services industries, which more than offset the detracting effect of long positions in the industrial services and financials industries. Other minor contributors were the Tiburon Capital Management (“Tiburon”) (6.8% of Fund net assets†) event-driven strategy (+3.23%) and the AQR Diversified Arbitrage Fund (“AQR Arbitrage”) (eliminated by Fund at yearend) (+1.75%). We removed the AQR Diversified Arbitrage Fund on November 21, 2012 and are actively seeking a sub-advisor that we believe is better positioned to perform.

The Fund’s tactical, or opportunistic, strategy sleeve returned -22.61% and was the largest detractor to the Fund’s annual results. We had taken a defensive market posture, via tactical short positions in a variety of equity-oriented ETFs, coming into the fiscal cliff debate at yearend. However, such positions detracted, as equities advanced during these last months of 2012. Only partially offsetting these detractors were the modestly positive contributions made by tactical long positions in select individual securities and in an oil services-based ETF. While the tactical strategy detracted from results during the annual period, it remained a relatively small sleeve for the Fund, and it continued to be an effective tool to manage the beta and standard deviation targets of the Fund.

The Fund is a hedge-style mutual fund that can allocate among long/short equity, distressed debt, market neutral, global macro, managed futures and other investment strategies. Our investment committee—which averages more than eight years’ experience in managing a multi-manager, hedge-style mutual fund strategy—manages the Fund with a goal of consistent returns, low beta and low volatility. Throughout the annual period, we continued to search for alpha12-generating strategies with repeatable processes that exist within stable business models. The mutual fund structure of the Fund provides portfolio transparency, daily valuation and liquidity unlike many unregistered hedge funds.

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

Outlook

Overall, we expect market volatility to rise in the months ahead, as the global deleveraging process continues. Politicians and central bankers continue to “kick the can” on economic issues, and we believe it is likely that market sell-offs and spikes in volatility will continue to be the major catalyst for any action they do undertake.

After several years of U.S. and developed equity markets performing best, we expect emerging markets equities to take the lead over the near term. In our view, emerging markets is where real growth is evolving and where equity markets are developing. In addition, demographics are substantially more attractive from an investment perspective than in the developed world, where older populations dominate, especially in Japan and Europe.

On the fixed income side, we expect interest rates globally to remain at very low levels based on the coordinated efforts of the world’s central banks, led by the U.S. Fed, to intervene and keep rates artificially low. In addition, investors currently have a major thirst for yield, so we would expect spreads, or differentials in yields between non-Treasury fixed income sectors and U.S. Treasuries, to compress and higher yielding debt to outperform.

Alternative strategies have underperformed the strong rallies in equities for three consecutive years now. Going forward, we expect lower beta and higher alpha12 strategies to outperform. With the expected increase in volatility, we expect global macro managers to perform especially well given their ability to trade in multiple markets and asset classes.

As the Fund implements a fund-of-funds strategy, an investor in the Fund will bear the operating expenses of the “Underlying Funds” in which the Fund invests. The total expenses borne by an investor in the Fund will be higher than if the investor invested directly in the Underlying Funds, and the returns may therefore be lower. The Fund, the Sub-Advisers and the Underlying Funds may use aggressive investment strategies, including absolute return strategies, which are riskier than those used by typical mutual funds. If the Fund and Sub-Advisers are unsuccessful in applying these investment strategies, the Fund and you may lose more money than if you had invested in another fund that did not invest aggressively. The Fund is subject to risks associated with the Sub-Advisers making trading decisions independently, investing in other investment companies, using a particular style or set of styles, basing investment decisions on historical relationships and correlations, trading frequently, using leverage, making short sales, being non-diversified and investing in securities with low correlation to the market. The Fund is also subject to risks associated with investments in foreign markets, emerging market securities, small cap companies, debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities and CMOs.

We appreciate your investment in the Van Eck VIP Multi-Manager Alternatives Fund, and we look forward to helping you meet your investment goals in the future.

Investment Committee:

Stephen H. Scott	Jan F. van Eck	Michael F. Mazier
Co-Portfolio Manager	Co-Portfolio Manager	Investment Committee Member

January 18, 2013

†	All Fund assets referenced are Total Net Assets as of December 31, 2012.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]

HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of eight strategies: convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

[2]	S&P® 500 Index consists of 500 widely held common stocks, covering industrials, utility, financial and transportation sectors.

[3]

Standard deviation is a measure of the variability, or volatility, of a security, derived from the security’s historical returns, and used in determining the range of possible future returns. The higher the standard deviation, the greater the potential for volatility.

[4]

Beta is a measure of sensitivity to market movements. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

[5]

HFRX Macro Index is a hedge fund benchmark on strategies that include long/short positions in equity, fixed income, currency and future markets based on a top down analysis on a broader view of the world economy.

[6]	Commodity Trading Advisors (“CTAs”) is an asset manager or firm that advises on trades in futures contracts, commodity options and/or swaps.

[7]	HFRX Equity Hedged Index is a hedge fund benchmark representative of the overall composition of the hedge fund universe.

[8]	HFRX Equity Hedge: Short Bias Index is a hedge fund benchmark on strategies that are predominately net short over-valued companies.

[9]

HRFX Event Driven Index is a hedge fund benchmark on strategies that trade in various corporate transactions that include mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance or other capital structure adjustments.

[1][0]

HFRX Fixed Income Credit Index is a hedge fund benchmark on strategies that utilizes a broad continuum of credit sub-strategies, including corporate, sovereign, distressed, convertible, asset backed, capital structure arbitrage and other relative value and event driven sub-strategies to realize the spreads of various related credit instruments.

[11]	UCITS stands for “Undertakings for Collective Investment in Transferable Securities.”

[12]

Alpha is a measure of an investment’s performance over and above the performance of other investments of the same risk. A stock with an alpha of 1.25 is projected to rise by an annual premium of 1.25% above its comparable benchmark index.

‡Strategy Definitions

Long/short strategy seeks to invest in securities believed to be undervalued or offer high growth opportunities while also attempting to reduce overall market risk or take advantage of an anticipated decline in the price of an overvalued company or index by using short sales or options on common stocks or indexes to hedge risk. This strategy may also use derivatives, including options, financial futures and options on futures. Long and short positions may not be invested in equal dollars and, as such, may not seek to neutralize general market risks.

Event-driven strategies seek to benefit from price movements caused by anticipated corporate events, such as mergers, acquisitions, spin-offs or other special situations.

Credit arbitrage may seek to take advantage of pricing inefficiencies between the credit-sensitive securities of different issuers. Instruments commonly traded include CDOs (collateralized debt obligations) and CDSs (credit default swaps).

Merger arbitrage seeks to exploit price differentials in the shares of companies that are involved in announced corporate events, such as mergers and acquisitions (M&A) or leveraged buy-outs, by taking a directional position on the stocks of the companies involved in the deal. Success is dependent on the likelihood that such events will be consummated as proposed.

Special situations invest in the securities of issuers based upon the expectations of the manager as to whether the price of such securities may change in the short term due to a special situation, such as a stock buy-back, spin-off, bond upgrade or a positive earnings report.

Long biased fixed income strategies seek to invest in between a market-neutral fund and a long-only fund. Rather than hedging to reduce market correlation as found in a market neutral fund, or having substantial long exposure as in a long-only fund, a long-bias fund maintains a differing ratio of long positions (compared to short positions) that usually exceeds 40%.

Global macro and emerging markets strategy seeks to profit from directional changes in currencies, stock markets, commodity prices and market volatility. This strategy may utilize positions held through individual securities, ETFs, derivative contracts, swaps or other financial instruments linked to major market, sector or country indices, fixed income securities, currencies and commodities. This strategy may invest in a limited number of securities, issuers, industries or countries which may result in higher volatility.

Long/short fixed income strategies seek to invest in securities believed to be undervalued or offer high growth opportunities while also attempting to reduce overall market risk or take advantage of an anticipated decline in the price of an overvalued company or index by using short sales or options on fixed income assets or indexes to hedge risk. This strategy may also use derivatives, including options, financial futures and options on futures. Long and short positions may not be invested in equal dollars and, as such, may not seek to neutralize general market risks.

Contrarian is an investment style that goes against prevailing market trends, seeking to profit from buying assets trending lower due to unjustifiable wide spread pessimism and selling assets that have trended upward due to widespread optimism that overstates a company’s value.

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

FUND ALLOCATION BY STRATEGY*
(unaudited)

Investment Strategy	Implementation	4Q 2012	2Q 2012

Arbitrage		8.24	23.34

Blended Arbitrage	AQR Diversified Arbitrage Fund	—	6.23
Market Neutral	TFS Market Neutral Fund	7.43	7.11
Volatility Arbitrage	Structured Note	0.81	5.01
Volatility Arbitrage	Sub-Adviser: Acorn	—	4.99

Long/Short		49.08	33.74

Emerging Markets	ETFs, Other Securities	9.41	4.89
Global Fixed Income	ETFs, Other Securities	9.08	—
U.S. Equity	Sub-Adviser: Millrace	6.79	7.93
U.S. Equity	Sub-Adviser: RiverPark	6.76	—
U.S. Equity	Sub-Adviser: Primary	—	5.54
Real Estate Investment Trust	Sub-Adviser: KeyPoint	6.33	—
Opportunistic High Yield	Sub-Adviser: Horizon	4.97	—
Fixed Income	Sub-Adviser: SW	5.74	—
Fixed Income	Sub-Adviser: Medley	—	9.65
Fixed Income	Loomis Sayles Bond Fund	—	5.73

Event Driven		13.51	15.86

Capital Structure	Sub-Adviser: Tiburon	6.83	6.47
U.S. Equity	Sub-Adviser: Coe	6.68	9.39

Global Macro		10.95	13.04

Discretionary Macro	Marketfield Fund	3.25	6.99
Systematic Macro	UCITS Fund: Risk Parity 12 Volatility	7.70	6.05

Tactical/Cash		18.22	14.02

Tactical Overlay	ETFs, Other Securities	5.93	3.16
Cash/Equivalents	—	12.29	10.86

Total	—	100.00	100.00

As of December 31, 2012. Portfolio subject to change.
* Percentage of net assets.

SECTOR WEIGHTING NET EXPOSURE**
(unaudited)

As of December 31, 2012. Portfolio subject to change.
** Net exposure was calculated by adding long and short positions.

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

PERFORMANCE COMPARISON
(unaudited)

Average Annual Total Return 12/31/2012	Fund Initial Class	HFRXGL	S&P 500

One Year	1.33%	3.51%	16.00%

Five Year	0.57%	(2.89)%	1.66%

Life (since 5/1/03)	1.59%	1.25%	6.82%

Hypothetical Growth of $10,000 (Since Inception: Initial Class)

Average Annual Total Return 12/31/2012	Fund Class S	HFRXGL	S&P 500

Life (since 4/30/12)	(1.00)%	0.24%	3.69%

Hypothetical Growth of $10,000 (Since Inception: Class S)

Inception date for the Van Eck VIP Multi-Manager Alternatives Fund (Initial Class) was 5/1/03 and 4/30/12 (Class S); index returns for the performance comparison are calculated as of the nearest month end (Initial Class, 4/30/03; Class S, 4/30/12).

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. Performance information current to the most recent month end is available by calling 1.800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges, fees and expenses for these benefits are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The HFRX Global Hedge Fund (HFRXGL) Index is designed to be representative of the overall composition of the hedge fund universe, and includes convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage strategies.

The S&P® 500 Index consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.

EXPLANATION OF EXPENSES
(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 to December 31, 2012.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Van Eck VIP Multi-Manager Alternatives Fund

		Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period* July 1, 2012 - December 31, 2012

Initial Class Shares	Actual	$1,000.00	$1,007.10	$13.87
	Hypothetical**	$1,000.00	$1,011.31	$13.90

Class S Shares	Actual	$1,000.00	$1,005.10	$15.16
	Hypothetical**	$1,000.00	$1,010.01	$15.20

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2012), of 2.75% on Initial Class Shares and 3.00% on Class S Shares, multiplied by the average account value over the period, multiplied by 184 and divided by 366 (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS
December 31, 2012

Number of Shares		Value

COMMON STOCKS: 35.0%
Basic Materials: 3.8%
6,310	Argonaut Gold, Inc. (CAD) *	$60,074
6,000	Continental Gold Ltd. (CAD) *	53,383
975	Eldorado Gold Corp.	12,558
2,058	Eldorado Gold Corp. (CAD)	26,483
7,400	Fortuna Silver Mines, Inc. (CAD) *	30,874
875	Goldcorp, Inc.	32,112
1,292	MAG Silver Corp. *	13,295
228	Monsanto Co.	21,580
2,590	New Gold, Inc. *	28,568
3,725	Osisko Mining Corp. (CAD) *	29,959
1,400	Tahoe Resources, Inc. *	25,648
17,340	Volta Resources, Inc. (CAD) *	8,716

		343,250

Communications: 4.2%
318	Acme Packet, Inc. *	7,034
260	Aruba Networks, Inc. *	5,395
749	Bankrate, Inc. *	9,325
608	Blucora, Inc. *	9,552
1,267	CalAmp Corp. *	10,541
595	Cbeyond, Inc. *	5,379
5,430	Cincinnati Bell, Inc. *	29,757
163	Discovery Communications, Inc. *	9,535
242	eBay, Inc. *	12,347
148	Equinix, Inc. *	30,518
349	ExactTarget, Inc. *	6,980
103	Google, Inc. *	73,065
1,607	ICG Group, Inc. *	18,368
5,012	Lionbridge Technologies, Inc. *	20,148
179	McGraw-Hill Cos, Inc.	9,786
130	News Corp.	3,320
1,370	Perficient, Inc. *	16,139
36	Priceline.com, Inc. *	22,363
1,725	RF Micro Devices, Inc. *	7,728
135	SBA Communications Corp. *	9,588
265	SPS Commerce, Inc. *	9,877
353	Stamps.com, Inc. *	8,896
305	The Walt Disney Co.	15,186
193	TripAdvisor, Inc. *	8,098
388	ValueClick, Inc. *	7,531
386	Vivendi S.A. (EUR)	8,730

		375,186

Consumer, Cyclical: 8.2%
1,000,000	Ace Hardware Indonesia Tbk PT (IDR) #	85,534
373	Arrow Electronics, Inc. *	14,204
345	Barnes & Noble, Inc. *	5,206
300	Brown Shoe Co., Inc.	5,511
1,180	Cedar Fair LP	39,471
1,251	Coach, Inc.	69,442
74	Cooper-Standard Holding, Inc. *	2,719
746	Dollar Tree, Inc. *	30,258
123	Dollarama, Inc. (CAD)	7,292
480	Dufry A.G. (CHF) * #	63,471
1,980	First Cash Financial Services, Inc. *	98,248
146	Fossil, Inc. *	13,593
17,000	Galaxy Entertainment Group Ltd. (HKD) * #	68,054
1,060	Kia Motors Corp. (KRW) #	56,364
742	Las Vegas Sands Corp.	34,250
198	Lear Corp.	9,274
290	Lennar Corp.	11,214

Number of Shares		Value

21	Mobile Mini, Inc. *	$437
7,074	Morgans Hotel Group Co. *	39,190
104	Nu Skin Enterprises, Inc.	3,853
39	Ralph Lauren Corp.	5,847
689	Regal Entertainment Group	9,612
313	Rentrak Corp. *	6,100
456	Skechers USA, Inc. *	8,436
239	Stage Stores, Inc.	5,922
347	Starbucks Corp.	18,606
713	TiVo, Inc. *	8,784
231	US Airways Group, Inc. *	3,118
109	Vail Resorts, Inc.	5,896
63	Wynn Resorts Ltd.	7,087

		736,993

Consumer, Non-cyclical: 5.5%
143	Abbott Laboratories	9,366
754	Accretive Health, Inc. *	8,716
694	Akorn, Inc. *	9,272
131	Alliance Data Systems Corp. *	18,964
987	Amarin Corp. Plc (ADR) *	7,985
136	Beam, Inc.	8,308
2,210	BioScrip, Inc. *	23,802
20,500	Biostime International Holdings Ltd. (HKD) #	64,824
366	Capital Senior Living Corp. *	6,841
178	Cardiovascular Systems, Inc. *	2,234
533	Conceptus, Inc. *	11,198
199	Edwards Lifesciences Corp. *	17,944
590	Emeritus Corp. *	14,585
4,635	EnteroMedics, Inc. *	12,978
471	Euronet Worldwide, Inc. *	11,116
239	Grand Canyon Education, Inc. *	5,609
4,445	Guided Therapeutics, Inc. *	3,023
1,052	Healthways, Inc. *	11,256
224	Heartland Payment Systems, Inc.	6,608
228	Huron Consulting Group, Inc. *	7,681
25	Intuitive Surgical, Inc. *	12,259
384	Iron Mountain, Inc.	11,923
907	K12, Inc. *	18,539
300	Lender Processing Services, Inc.	7,386
25	Mastercard, Inc.	12,282
390	Meridian Bioscience, Inc.	7,897
508	Monster Worldwide, Inc. *	2,855
208	Myriad Genetics, Inc. *	5,668
441	On Assignment, Inc. *	8,943
87	PepsiCo, Inc.	5,953
397	Pfizer, Inc.	9,957
160	Philip Morris International, Inc.	13,382
432	Quanta Services, Inc. *	11,789
383	Quidel Corp. *	7,151
1,470	Repligen Corp. *	9,246
1,818	RTI Biologics, Inc. *	7,763
528	Spectranetics Corp. *	7,799
1,823	Synergetics USA, Inc. *	8,750
1,903	TearLab Corp. *	7,802
71	The Geo Group, Inc.	2,032
565	TMS International Corp. *	7,074
400	United Rentals, Inc. *	18,208
672	Vascular Solutions, Inc. *	10,618
370	VCA Antech, Inc. *	7,788
173	WellCare Health Plans, Inc. *	8,423

		493,797

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS
(continued)

Number of Shares		Value

Energy: 2.3%
31,220	Afren Plc (GBP) * #	$67,747
211	BP Plc (ADR)	8,786
150	Cabot Oil & Gas Corp.	7,461
92	Continental Resources, Inc. *	6,761
159	Devon Energy Corp.	8,274
440	Energy XXI Bermuda Ltd.	14,163
555	EPL Oil & Gas, Inc. *	12,515
48	Geospace Technologies Corp. *	4,266
233	Gulfport Energy Corp. *	8,905
278	Halcon Resources Corp. *	1,924
721	Kodiak Oil & Gas Corp. *	6,381
1,526	Midstates Petroleum Co., Inc. *	10,514
133	National Oilwell Varco, Inc.	9,091
396	Northern Oil and Gas, Inc. *	6,661
196	Oasis Petroleum, Inc. *	6,233
104	Schlumberger Ltd.	7,206
266	Southwestern Energy Co. *	8,887
110	Valero Energy Corp.	3,753
1,330	Willbros Group, Inc. *	7,129

		206,657

Financial: 5.0%
11	Altisource Asset Management Corp. *	902
236	Altisource Portfolio Solutions S.A. *	20,451
39	Altisource Residential Corp. *	618
158	American Express Co.	9,082
685	American International Group, Inc. *	24,180
834	Assured Guaranty Ltd.	11,868
944	Berkshire Hills Bancorp, Inc.	22,524
2,216	Blackstone Group LP	34,547
170	CME Group, Inc.	8,621
539	Ellie Mae, Inc. *	14,957
768	Evoq Properties, Inc. *	2,304
260,000	Franshion Properties China Ltd. (HKD) #	94,769
1,211	Host Hotels & Resorts, Inc.	18,976
12,413	Kasikornbank PCL (NVDR) #	78,990
654	KKR & Co. LP	9,960
842	OmniAmerican Bancorp, Inc. *	19,475
484	Realogy Holdings Corp. *	20,309
712	TD Ameritrade Holding Corp.	11,969
2,714	TFS Financial Corp. *	26,109
830	The Charles Schwab Corp.	11,919
77	Visa, Inc.	11,672

		454,202

Industrial: 1.2%
106	Apogee Enterprises, Inc.	2,541
124	BE Aerospace, Inc. *	6,126
467	CPI Aerostructures, Inc. *	4,675
2,032	Flow International Corp. *	7,112
1,124	Headwaters, Inc. *	9,621
433	Imax Corp. *	9,734
172	Ingersoll-Rand Plc	8,249
866	InvenSense, Inc. *	9,621
191	MYR Group, Inc. *	4,250
255	Old Dominion Freight Line, Inc. *	8,741
159	OSI Systems, Inc. *	10,182
259	Simpson Manufacturing Co., Inc.	8,493
465	Waste Connections, Inc.	15,712

		105,057

Number of Shares		Value

Technology: 4.8%
800	Activision Blizzard, Inc.	$8,496
62	Apple, Inc.	33,048
2,265	Callidus Software, Inc. *	10,283
296	Cavium, Inc. *	9,238
1,228	CDC Corp. * #	2,272
439	Ceva, Inc. *	6,914
181	Cognizant Technology Solutions Corp. *	13,403
469	Eloqua, Inc. *	11,064
491	EMC Corp. *	12,422
303	Fortinet, Inc. *	6,384
2,854	inContact, Inc. *	14,784
354	Microchip Technology, Inc.	11,537
474	Nuance Communications, Inc. *	10,580
1,302	NVIDIA Corp.	16,002
451	Power Integrations, Inc.	15,158
650	Proofpoint, Inc. *	8,001
441	QUALCOMM, Inc.	27,351
488	Radware Ltd. *	16,104
1,273	Rudolph Technologies, Inc. *	17,122
66	Samsung Electronics Co. Ltd. (KRW) #	94,829
508	SciQuest, Inc. *	8,057
170	Silicon Laboratories, Inc. *	7,108
1,739	Silicon Motion Technology Corp. (ADR) *	24,729
909	Skyworks Solutions, Inc. *	18,453
23,336	Trident Microsystems, Inc. * #	1,517
374	Ultratech, Inc. *	13,950
626	VeriFone Systems, Inc. *	18,580

		437,386

Total Common Stocks (Cost: $2,934,500) (a)		3,152,528

REAL ESTATE INVESTMENT TRUSTS: 2.7%
Consumer, Cyclical: 0.5%
1,258	Ryman Hospitality Properties	48,383

Financial: 2.2%
131	American Tower Corp.	10,122
2,360	Associated Estates Realty Corp.	38,043
322	Chesapeake Lodging Trust	6,723
10,384	Chimera Investment Corp.	27,102
826	Colony Financial, Inc.	16,107
5,900	FelCor Lodging Trust, Inc. *	27,553
4,720	New York Mortgage Trust, Inc.	29,830
1,766	NorthStar Realty Finance Corp.	12,433
266	Redwood Trust, Inc.	4,493
944	UDR, Inc.	22,448

		194,854

Total Real Estate Investment Trusts (Cost: $237,586) (a)		243,237

Principal Amount

ASSET-BACKED SECURITIES: 0.1% (Cost: $5,329)

$7,282	Countrywide Asset-Backed Certificates 5.81%,03/25/18 (c)	5,362

See Notes to Financial Statements

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS
(continued)

Principal Amount		Value

CORPORATE BONDS: 6.3%
Basic Materials: 0.1%
	Volcan Cia Minera S.A.A.
$20,000	5.38%,02/02/22 (c) Reg S	$22,150

Communications: 1.0%
	Clear Channel Communications, Inc.
26,000	5.50%,09/15/14 (c)	24,375
11,000	11.00%,02/07/13 (c)	8,387
	FiberTower Corp.
63,343	9.00%,01/01/16 (c)	12,985
	Maxcom Telecomunicaciones S.A.B. de C.V.
20,000	11.00%,02/07/13 (c)	13,600
	Singapore Telecommunications Ltd.
18,000	7.38%,12/01/31 (c) Reg S	26,418
	WebMD Health Corp.
5,000	2.50%,01/31/18	4,212

		89,977

Consumer, Cyclical: 1.3%
	Caesars Entertainment Operating Co., Inc.
14,000	5.38%,12/15/13 (c)	13,720
	Chukchansi Economic Development Authority
19,881	9.75%,05/30/16 (c) 144A	11,978
	Continental Airlines 1997-4 Class A Pass Through Trust
19,325	6.90%,01/02/18	21,016
	Inn of the Mountain Gods Resort & Casino
8,000	1.25%,02/07/13 (c) 144A	6,460
	JC Penney Corp., Inc.
9,000	6.88%,10/15/15	8,752
6,000	7.95%,04/01/17	5,790
	Kellwood Co.
11,000	12.88%,12/31/14	8,181
	Neebo, Inc.
5,000	15.00%,02/07/13 (c) 144A	4,300
	Shingle Springs Tribal Gaming Authority
10,000	9.38%,02/07/13 (c) 144A	9,850
9,000	9.38%,02/20/13 (c) Reg S	8,865
	The Bon-Ton Department Stores, Inc.
18,000	10.25%,02/07/13 (c)	17,910
	The River Rock Entertainment Authority
432	9.75%,11/01/11 (c) ◊	271

		117,093

Consumer, Non-cyclical: 0.7%
	Camposol S.A.
20,000	9.88%,02/02/15 (c) 144A	21,800
	Teva Pharmaceutical Finance Co. B.V.
21,000	2.40%,11/10/16 (c)	21,905
	Teva Pharmaceutical Finance IV LLC
20,000	2.25%,03/18/20 (c)	20,212

		63,917

Energy: 1.1%
	Endeavour International Corp.
17,000	12.00%,03/01/15 (c) Reg S	17,680
	EPL Oil & Gas, Inc.
14,000	8.25%,02/15/15 (c)	14,490
	Green Field Energy Services, Inc.
2,000	13.25%,11/15/14 (c) 144A	2,010

Principal Amount		Value

	Petrobras International Finance Co.
$25,000	2.88%,02/06/15 (c)	$25,715
	Petroleos de Venezuela S.A.
25,000	5.00%,10/28/15	23,062
	SunCoke Energy, Inc.
7,000	7.63%,08/01/14 (c)	7,245
	Tristan Oil Ltd.
10,000	10.50%,01/01/12 (c) Reg S ◊	4,044
	Walter Energy, Inc.
4,000	9.88%,12/15/16 (c) 144A	4,480

		98,726

Financial: 0.8%
	Bancolombia S.A.
25,000	5.13%,09/11/22	26,125
	Emigrant Bancorp, Inc.
19,000	6.25%,06/15/14 144A	18,098
	Jefferies Group, Inc.
9,000	3.88%,11/01/17 (c) (p)	8,961
	MBIA Insurance Corp.
6,000	14.00%,01/15/18 (c) Reg S	975
	MF Global Holdings Ltd.
15,000	6.25%,08/08/16 (c) ◊	9,977
	Nuveen Investments, Inc.
12,000	5.50%,09/15/15 (c)	11,400

		75,536

Industrial: 0.6%
	Grupo Senda Autotransporte S.A. de C.V.
55,000	10.50%,02/06/13 (c) Reg S	57,475

Utilities: 0.5%
	CA La Electricidad de Caracas
25,000	8.50%,04/10/18 (c)	21,750
	Empresa Distribuidora Y Comercializadora Norte
25,000	9.75%,10/25/18 (c) 144A	11,250
25,000	9.75%,10/25/18 (c) Reg S	11,250

		44,250

Total Corporate Bonds (Cost: $589,714) (a)		569,124

FOREIGN DEBT OBLIGATIONS: 0.7%
Government: 0.6%
	African Development Bank
25,000	1.13%,03/15/17	25,469
	Argentine Republic Government International Bond
ARS 374,000	12/15/35	5,402
	Provincia de Buenos Aires, Argentina
50,000	4.00%,05/15/35 Reg S	20,000

		50,871

Industrial: 0.1%
	DryShips, Inc.
$12,000	5.00%,12/01/14	9,540

Total Foreign Debt Obligations (Cost: $57,560) (a)		60,411

MUNICIPAL OBLIGATIONS: 0.1% (Cost: $4,521) (a)
	Brazos River Authority
6,000	6.75%,04/01/13 (p)	5,516

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS
(continued)

Principal Amount		Value

STRUCTURED NOTES: 0.8%
Financial: 0.8%
	Deutsche Bank A.G. London Branch, Alpha Overlay Securities
$57,000	02/08/13 § (b)	$52,942
20,000	07/03/13 § (b)	18,770

Total Structured Notes
(Cost: $76,826)		71,712

Number of Shares

CLOSED-END FUNDS: 0.2%
270	First Trust Strategic High Income Fund II	4,482
530	Helios High Income Fund, Inc.	4,431
740	Helios Multi-Sector High Income Fund, Inc.	4,470
160	PIMCO Dynamic Income Fund	4,678
70	PIMCO Income Strategy Fund II	773
470	Western Asset High Income Fund, Inc.	4,413

Total Closed-End Funds
(Cost: $23,177) (a)		23,247

EXCHANGE TRADED FUNDS: 10.8%
3,000	Direxion Daily Gold Miners Bull 3x Shares *	33,000
442	iPATH S&P 500 VIX Short-Term Futures ETN *	14,051
990	iShares Barclays Aggregate Bond Fund	109,979
1,170	iShares iBoxx $High Yield Corporate Bond Fund	109,219
76	iShares Silver Trust *	2,231
4,140	Market Vectors Emerging Markets High Yield Bond ETF ‡	111,656
5,340	Market Vectors Emerging Markets Local Currency Bond ETF ‡	146,583
4,250	Market Vectors International High Yield Bond ETF ‡	115,333
1,075	PIMCO 0-5 Year High Yield Corporate Bond Index ETF	111,187
675	SPDR Gold Trust *	109,357
1,290	Vanguard Total Bond Market ETF	108,399

Total Exchange Traded Funds
(Cost: $955,124) (a)		970,995

OPEN-END FUNDS: 18.6%
4,333	AC Risk Parity 12 Vol Fund * #	692,436
1,039	American Independence Funds Trust - Fusion Fund *	21,486
18,379	Marketfield Fund	291,127
42,590	TFS Market Neutral Fund *	665,263

Total Open-End Funds
(Cost: $1,436,969)		1,670,312

MONEY MARKET FUND: 26.6%
(Cost: $2,394,779)
2,394,779	AIM Treasury Portfolio - Institutional Class	2,394,779

Total Investments: 101.9%
(Cost: $8,716,085)		9,167,223
Liabilities in excess of other assets: (1.9)%		(172,253)

NET ASSETS: 100.0%		$8,994,970

Number of Shares		Value

SECURITIES SOLD SHORT: (19.5)%
COMMON STOCKS: (8.6)%
Basic Materials: (0.2)%
(328)	Innophos Holdings, Inc.	$(15,252)
(306)	PolyOne Corp.	(6,249)

		(21,501)

Communications: (0.9)%
(433)	Corning, Inc.	(5,464)
(308)	DealerTrack Holdings, Inc. *	(8,846)
(59)	DIRECTV *	(2,959)
(83)	DISH Network Corp.	(3,021)
(83)	Facebook, Inc. *	(2,210)
(517)	Gannett Co.,Inc.	(9,311)
(160)	IPG Photonics Corp.	(10,664)
(114)	Netflix, Inc. *	(10,577)
(225)	Nielsen Holdings N.V. *	(6,883)
(715)	Nokia OYJ (ADR)	(2,824)
(287)	Thomson Reuters Corp.	(8,340)
(150)	Viasat, Inc. *	(5,835)

		(76,934)

Consumer, Cyclical: (2.5)%
(558)	Barnes & Noble, Inc. *	(8,420)
(98)	Best Buy Co., Inc.	(1,161)
(49)	BorgWarner, Inc. *	(3,509)
(387)	Burger King Worldwide, Inc.	(6,362)
(354)	Carnival Corp.	(13,017)
(826)	Choice Hotels International, Inc.	(27,770)
(399)	GameStop Corp.	(10,011)
(151)	GNC Holdings, Inc.	(5,025)
(163)	Harman International Industries, Inc.	(7,276)
(52)	Hibbett Sports, Inc. *	(2,740)
(210)	JC Penney Co., Inc.	(4,139)
(47)	Kohl’s Corp.	(2,020)
(236)	Lumber Liquidators Holdings, Inc. *	(12,468)
(75)	Macy’s, Inc.	(2,927)
(413)	Marriott International, Inc.	(15,393)
(143)	McDonald’s Corp.	(12,614)
(406)	Panasonic Corp. (ADR)	(2,464)
(354)	Royal Caribbean Cruises Ltd.	(12,036)
(74)	Six Flags Entertainment Corp.	(4,529)
(545)	Sony Corp. (ADR)	(6,104)
(503)	Staples, Inc.	(5,734)
(89)	Target Corp.	(5,266)
(136)	Texas Roadhouse, Inc.	(2,285)
(172)	The Gap, Inc.	(5,339)
(66)	Tractor Supply Co.	(5,832)
(575)	Wabash National Corp. *	(5,158)
(187)	Walgreen Co.	(6,921)
(28)	WW Grainger, Inc.	(5,666)
(236)	Wynn Resorts Ltd.	(26,548)

		(228,734)

Consumer, Non-cyclical: (1.0)%
(285)	Apollo Group, Inc. *	(5,962)
(288)	Boulder Brands, Inc. *	(3,715)
(165)	DeVry, Inc.	(3,915)
(200)	Diamond Foods, Inc.	(2,734)
(244)	Green Mountain Coffee Roasters, Inc. *	(10,092)
(180)	ICU Medical, Inc. *	(10,967)
(289)	Iron Mountain, Inc.	(8,973)

See Notes to Financial Statements

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS
(continued)

Number of Shares		Value

Consumer, Non-cyclical: (continued)
(115)	Questcor Pharmaceuticals, Inc.	$(3,073)
(337)	Safeway, Inc.	(6,096)
(90)	Strayer Education, Inc.	(5,055)
(173)	Tenet Healthcare Corp. *	(5,617)
(223)	The Kroger Co.	(5,802)
(225)	The Western Union Co.	(3,062)
(220)	Weight Watchers International, Inc.	(11,519)

		(86,582)

Energy: (0.1)%
(86)	Continental Resources, Inc. *	(6,320)
(323)	Synergy Resources Corp. *	(1,741)

		(8,061)

Financial: (0.8)%
(708)	City Holding Co.	(24,674)
(38)	Credit Suisse Group A.G. (ADR)	(933)
(25)	Deutsche Bank A.G.	(1,107)
(1,416)	Host Hotels & Resorts, Inc.	(22,189)
(99)	Royal Bank of Scotland Group Plc (ADR) *	(1,068)
(1,770)	TCF Financial Corp.	(21,506)
(179)	The Progressive Corp.	(3,777)
(65)	UBS A.G. *	(1,023)

		(76,277)

Industrial: (1.8)%
(368)	Advanced Energy Industries, Inc. *	(5,082)
(96)	Analogic Corp.	(7,133)
(484)	EnerSys, Inc. *	(18,213)
(181)	FARO Technologies, Inc. *	(6,458)
(362)	FEI Co.	(20,077)
(1,707)	Flextronics International Ltd. *	(10,600)
(262)	Garmin Ltd.	(10,695)
(155)	General Cable Corp. *	(4,714)
(82)	General Dynamics Corp.	(5,680)
(149)	Huntington Ingalls Industries, Inc.	(6,458)
(329)	Jabil Circuit, Inc.	(6,346)
(82)	Kansas City Southern	(6,845)
(63)	Layne Christensen Co. *	(1,529)
(125)	Lockheed Martin Corp.	(11,537)
(164)	Northrop Grumman Corp.	(11,083)
(408)	Quanex Building Products Corp.	(8,327)
(437)	Trex Co., Inc. *	(16,270)
(81)	UTi Worldwide, Inc.	(1,085)

		(158,132)

Technology: (1.3)%
(1,035)	Activision Blizzard, Inc.	(10,992)
(281)	AVG Technologies N.V. *	(4,448)
(129)	BMC Software, Inc. *	(5,116)
(44)	Cerner Corp. *	(3,416)
(68)	Concur Technologies, Inc. *	(4,591)
(86)	Cree, Inc. *	(2,922)
(582)	Dell, Inc.	(5,896)
(619)	Electronic Arts, Inc. *	(8,994)
(129)	First Solar, Inc. *	(3,984)
(311)	Hewlett-Packard Co.	(4,432)
(305)	Intel Corp.	(6,292)
(11)	Interactive Intelligence Group, Inc. *	(369)
(125)	Lexmark International, Inc.	(2,899)
(91)	Linear Technology Corp.	(3,121)
(87)	Mantech International Corp.	(2,257)

Number of Shares		Value

(126)	MICROS Systems, Inc. *	$(5,347)
(494)	Microsoft Corp.	(13,205)
(31)	MicroStrategy, Inc. *	(2,895)
(213)	Pitney Bowes, Inc.	(2,266)
(798)	RealD, Inc. *	(8,946)
(488)	Research In Motion Ltd. *	(5,797)
(55)	Ultimate Software Group, Inc. *	(5,193)
(181)	Veeco Instruments, Inc. *	(5,343)

		(118,721)

Total Common Stocks
(Proceeds: $(763,200))		(774,942)

REAL ESTATE INVESTMENT TRUSTS: (2.1)%
Financial: (2.1)%
(826)	CBL & Associates Properties, Inc.	(17,519)
(1,180)	Duke Realty Corp.	(16,367)
(1,180)	First Potomac Realty Trust	(14,585)
(2,596)	Franklin Street Properties Corp.	(31,957)
(1,180)	Kimco Realty Corp.	(22,798)
(472)	Mack-Cali Realty Corp.	(12,324)
(944)	Pennsylvania Real Estate Investment Trust	(16,652)
(472)	Prologis, Inc.	(17,223)
(413)	Realty Income Corp.	(16,607)
(590)	Tanger Factory Outlet Centers	(20,178)

Total Real Estate Investment Trusts
(Proceeds: $(185,140))		(186,210)

EXCHANGE TRADED FUNDS: (8.8)%
(71)	Consumer Staples Select Sector SPDR Fund	(2,473)
(146)	CurrencyShares Australian Dollar Trust	(15,206)
(169)	CurrencyShares Euro Trust *	(22,132)
(836)	Direxion Daily Emerging Markets Bull 3X Shares	(91,314)
(1,500)	Direxion Daily Gold Miners Bull 3x Shares *	(16,500)
(1,130)	Direxion Daily S&P 500 Bull 3X *	(98,785)
(2,110)	Direxion Daily Small Cap Bull 3X Shares *	(134,555)
(760)	Direxion Daily Technology Bull 3X Shares *	(37,035)
(93)	Energy Select Sector SPDR Fund	(6,644)
(107)	iShares PHLX SOX Semiconductor Sector Index Fund	(5,568)
(856)	iShares Russell 2000 Index Fund	(72,152)
(180)	iShares Russell Microcap Index Fund	(9,405)
(213)	iShares Silver Trust *	(6,252)
(3,060)	Market Vectors Gold Miners ETF ‡	(141,953)
(83)	Market Vectors Junior Gold Miners ETF ‡	(1,643)
(70)	Market Vectors Oil Services ETF ‡	(2,708)
(141)	Market Vectors Semiconductor ETF ‡	(4,544)
(367)	SPDR S&P 500 ETF Trust	(52,305)
(126)	SPDR S&P MidCap 400 ETF Trust	(23,399)
(392)	SPDR S&P Oil & Gas Exploration & Production ETF	(21,195)
(239)	SPDR S&P Retail ETF	(14,916)
(391)	Technology Select Sector SPDR Fund	(11,319)

Total Exchange Traded Funds
(Proceeds: $(760,939))		(792,003)

Total Securities Sold Short
(Proceeds: $(1,709,279))		$(1,753,155)

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS
(continued)

Number of Shares		Value

WRITTEN OPTIONS: (0.0)%
(800)	Activision Blizzard, Inc. Call
	($11, expiring 01/19/13)	$(128)
(300)	Barnes & Noble, Inc. Put
	($11, expiring 04/20/13)	(128)
(300)	Barnes & Noble, Inc. Put
	($13, expiring 01/19/13)	(30)
(200)	JC Penney Co., Inc. Put
	($13, expiring 01/19/13)	(740)
(300)	SPDR S&P 500 ETF Trust Put
	($133, expiring 12/21/13)	(45)
(200)	US Airways Group, Inc. Put
	($13, expiring 01/19/13)	(52)

Total Written Options
(Premiums received: $(1,355))		$(1,123)

ADR	— American Depositary Receipt
ARS	— Argentine Peso
CAD	— Canadian Dollar
CHF	— Swiss Franc
EUR	— Euro
GBP	— British Pound
HKD	— Hong Kong Dollar
IDR	— Indonesian Rupiah
KRW	— Korean Won
NVDR	— Non-Voting Depositary Receipt

(a)	All or a portion of these securities are segregated for securities sold short and written options. Total value of the securities segregated, including cash on deposit with broker, is $4,828,589.
(b)	Issued with zero coupon at par. The security is linked to the performance of the Deutsche Bank Fed Funds Total Return Index and the Deutsche Bank Equity Mean Reservation Alpha Index
(c)	Callable Security – the redemption date shown is when the security may be redeemed by the issuer
(p)	Puttable Security – the redemption date shown is when the security may be redeemed by the investor
‡	Affiliated issuer – as defined under the Investment Company Act of 1940.
*	Non-income producing
#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $1,370,807 which represents 15.2% of net assets.

§	Illiquid Security – the aggregate value of illiquid securities is $71,712 which represents 0.8% of net assets.
Reg S

Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

144A

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $90,226, or 1.0% of net assets.

◊	Security is in default

See Notes to Financial Statements

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS
(continued)

As of December 31, 2012, the Fund had an outstanding swap contract with the following terms:

Credit default swap contract on credit index – Buy Protection

Counterparty	Referenced Index	Notional Amount	Termination Date	Payments made by the Fund	Market Value	Upfront Payments Paid	Unrealized Depreciation

Credit Suisse	Markit iTraxx Corp CEEMEA Index	$100,000	12/20/17	1.00%	$5,393	$(5,855)	$(462)

As of December 31, 2012, the fund had the following open forward foreign currency contracts:

Counterparty	Contracts to Deliver	In Exchange For	Settlement Date	Unrealized Depreciation

Credit Suisse	UAH 417,500	USD 50,000	1/11/13	$(1,543)

UAH	Ukrainian Hryvnia
USD	United States Dollar

A summary of the Fund’s transactions in securities of affiliates during the year ended December 31, 2012 is set forth below:

Affiliates	Value as of December 31, 2011	Purchases	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Value as of December 31, 2012

Market Vectors Emerging Markets High Yield Bond ETF	$—	$109,109	$—	$—	$1,722	$111,656
Market Vectors Emerging Markets Local Currency Bond ETF	—	135,108	—	—	2,660	146,583
Market Vectors Gold Miners ETF(1)	(33,430)	30,670	160,900	12,054	—	(141,953)
Market Vectors International High Yield Bond ETF	—	111,282	—	—	1,118	115,333
Market Vectors Junior Gold Miners ETF(1)	—	3,207	4,683	(509)	—	(1,643)
Market Vectors Mortgage REIT ETF	—	94,419	90,667	(3,753)	4,973	—
Market Vector Retail ETF	—	1,144	1,106	(38)	—	—
Market Vectors Oil Services ETF(1)	—	498,572	509,639	8,360	—	(2,708)
Market Vectors Semiconductor ETF(1)	—	17,675	23,136	978	—	(4,544)

	$(33,430)	$1,001,186	$790,131	$17,092	$10,473	$222,724

(1)     Represents short position held at December 31, 2012.

The summary of inputs used to value the Fund’s investments as of December 31, 2012 is as follows:

Long positions	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks
Basic Materials	$343,250	$—	$—	$343,250
Communications	375,186	—	—	375,186
Consumer, Cyclical	463,570	273,423	—	736,993
Consumer, Non-cyclical	428,973	64,824	—	493,797
Energy	138,910	67,747	—	206,657
Financial	280,443	173,759	—	454,202
Industrial	105,057	—	—	105,057
Technology	338,768	94,829	3,789	437,386
Real Estate Investment Trusts*	243,237	—	—	243,237
Asset-Backed Securities	—	5,362	—	5,362
Corporate Bonds*	—	569,124	—	569,124
Foreign Debt Obligations*	—	60,411	—	60,411
Municipal Obligations*	—	5,516	—	5,516
Structured Notes*	—	71,712	—	71,712
Closed-End Funds	23,247	—	—	23,247
Exchange Traded Funds	970,995	—	—	970,995
Open-End Funds	977,876	692,436	—	1,670,312
Money Market Fund	2,394,779	—	—	2,394,779

Total	$7,084,291	$2,079,143	$3,789	$9,167,223

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS
(continued)

Short positions	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks*	$(774,942)	$—	$—	$(774,942)
Real Estate Investment Trusts*	(186,210)	—	—	(186,210)
Exchange Traded Funds	(792,003)	—	—	(792,003)

Total	$(1,753,155)	$—	$—	$(1,753,155)

Other Financial Instruments
Forward Foreign Currency Contracts	$—	$(1,543)	$—	$(1,543)
Swap Contracts	—	5,393	—	5,393
Written Options	(1,123)	—	—	(1,123)

	$(1,123)	$3,850	$—	$2,727

*	See Schedule of Investments for security type and industry sector breakouts.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions as of December 31, 2012:

Common Stocks

Technology

Balance as of December 31, 2011	$—
Realized gain (loss)	(2,473)
Net change in unrealized appreciation (depreciation)	(2,057)
Purchases	19,994
Sales	(11,675)
Transfers in and/or out of level 3	—

Balance as of December 31, 2012	$3,789

See Notes to Financial Statements

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2012

Assets:
Investments, at value:
Unaffiliated issuers (Cost $8,360,586)	$8,793,651
Affiliated issuers (Cost $355,499)	373,572
Credit default swap contracts, at value (premiums paid $5,855)	5,393
Cash	4,585
Deposits with broker for securities sold short	1,560,930
Cash denominated in foreign currency, at value (Cost $13,196)	12,878
Receivables:
Investments sold	190,701
Shares of beneficial interest sold	15,717
Due from Adviser	59,440
Dividends and interest	16,613
Prepaid expenses	67

Total assets	11,033,547

Liabilities:
Securities sold short:
Unaffiliated issuers (proceeds $1,539,203)	1,602,307
Affiliated issuers (proceeds $170,076)	150,848
Written options, at value (premiums received $1,355)	1,123
Unrealized depreciation on forward foreign currency contracts	1,543
Payables:
Dividends on securities sold short	1,800
Investments purchased	174,201
Shares of beneficial interest redeemed	2,002
Deferred Trustee fees	1,990
Accrued expenses	102,763

Total liabilities	2,038,577

NET ASSETS	$8,994,970

Initial Class Shares:
Net Assets	$8,970,198

Shares of beneficial interest outstanding	906,642

Net asset value, redemption and offering price per share	$9.89

Class S Shares:
Net Assets	$24,772

Shares of beneficial interest outstanding	2,508

Net asset value, redemption and offering price per share	$9.88

Net Assets consist of:
Aggregate paid in capital	$8,798,056
Net unrealized appreciation	394,962
Accumulated net investment loss	(143,919)
Accumulated net realized loss	(54,129)

$8,994,970

See Notes to Financial Statements

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2012

Income:
Dividends (net of foreign taxes withheld of $701)		$74,839
Dividends from affiliates		10,473
Interest		32,881

Total income		118,193

Expenses:
Management fees	$141,612
Dividends on securities sold short	26,407
Distribution fees — Class S Shares	41
Transfer agent fees — Initial Class	18,782
Custodian fees	163,477
Professional fees	32,310
Reports to shareholders	48,586
Insurance	169
Trustees’ fees and expenses	686
Interest	18
Interest on securities sold short	31,574
Other	2,838

Total expenses	466,500
Waiver of management fees	(141,612)
Expenses assumed by the Adviser	(73,096)

Net expenses		251,792

Net investment loss		(133,599)

Net realized gain (loss) on:
Investments (net of foreign taxes of $1,445)		335,565
Investments — affiliated issuers		4,607
Securities sold short — unaffiliated issuers		(219,638)
Securities sold short — affiliated issuers		12,485
Capital gain distributions received from other investment companies		2,955
Foreign currency transactions and foreign denominated assets and liabilities		(2,381)
Swap contracts		(14)
Options purchased		57,065
Written options		(132,723)

Net realized gain		57,921

Net change in unrealized appreciation (depreciation) on:
Investments, options purchased and written options		308,097
Securities sold short — unaffiliated issuers		(135,412)
Securities sold short — affiliated issuers		9,934
Swap contracts		(462)
Forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities		(1,195)

Net change in unrealized appreciation (depreciation)		180,962

Net Increase in Net Assets Resulting from Operations		$105,284

See Notes to Financial Statements

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2012	Year Ended December 31, 2011

Operations:
Net investment loss	$(133,599)	$(152,252)
Net realized gain	57,921	27,052
Net change in unrealized appreciation (depreciation)	180,962	(83,686)

Net increase (decrease) in net assets resulting from operations	105,284	(208,886)

Dividends and Distributions to shareholders from:
Net investment income
Initial Class Shares	—	(66,671)

Net realized gains
Initial Class Shares	—	(41,670)

Total dividends and distributions	—	(108,341)

Share transactions*:
Proceeds from sale of shares
Initial Class Shares	2,344,688	3,719,148
Class S Shares+	25,025	—

	2,369,713	3,719,148

Reinvestment of dividends and distributions
Initial Class Shares	—	108,341

Cost of shares redeemed
Initial Class Shares	(2,459,025)	(2,173,340)

Net increase (decrease) in net assets resulting from share transactions	(89,312)	1,654,149

Total increase in net assets	15,972	1,336,922

Net Assets:
Beginning of year	8,978,998	7,642,076

End of year (including accumulated net investment loss of ($143,919) and ($93,066), respectively)	$8,994,970	$8,978,998

* Shares of beneficial interest issued, reinvested and redeemed
(unlimited number of $.001 par value shares authorized):
Initial Class Shares:
Shares sold	235,640	376,796
Shares reinvested	—	10,867
Shares redeemed	(249,181)	(221,957)

Net increase (decrease)	(13,541)	165,706

Class S Shares+:
Shares sold	2,508
Shares reinvested	—
Shares redeemed	—

Net increase	2,508

+	Inception date of Class S Shares was April 30, 2012

See Notes to Financial Statements

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Initial Class Shares

	Year Ended December 31,

	2012	2011	2010	2009	2008

Net asset value, beginning of year	$9.76	$10.13	$9.64	$9.01	$10.73

Income from investment operations:
Net investment loss	(0.15)	(0.15)	(0.10)	(0.01)	— (b)
Net realized and unrealized gain (loss) on investments	0.28	(0.07)	0.59	1.19	(1.39)

Total from investment operations	0.13	(0.22)	0.49	1.18	(1.39)

Less dividends and distributions from:
Net investment income	—	(0.09)	—	(0.02)	(0.01)
Net realized gains	—	(0.06)	—	(0.53)	(0.32)

Total dividends and distributions	—	(0.15)	—	(0.55)	(0.33)

Net asset value, end of year	$9.89	$9.76	$10.13	$9.64	$9.01

Total return (a)	1.33%	(2.27)%	5.08%	13.75%	(13.26)%

Ratios/Supplemental Data
Net Assets, end of year (000’s)	$8,969	$8,979	$7,642	$7,631	$6,179
Ratio of gross expenses to average net assets(c)	5.15%	3.98%	4.54%	4.64%	4.73%
Ratio of net expenses to average net assets(c)	2.78%	2.38%	2.46%	2.56%	3.24%
Ratio of net expenses, excluding interest on securities sold short and interest expense, to average net assets (c)	2.15%	2.14%	2.15%	2.09%	2.14%
Ratio of net investment income (loss) to average net assets (c)	(1.47)%	(1.84)%	(1.04)%	(0.14)%	0.02%
Portfolio turnover rate	240%	247%	334%	220%	240%

	Class S Shares

	For the Period April 30, 2012 (f) through December 31, 2012

Net asset value, beginning of period	$9.98

Income from investment operations:
Net investment loss	(0.09)
Net realized and unrealized gain on investments	(0.01)

Total from investment operations	(0.10)

Net asset value, end of period	$9.88

Total return (a)	(1.00	)%(d)

Ratios/Supplemental Data
Net Assets, end of period (000’s)	$25
Ratio of gross expenses to average net assets(c)	5.61	%(e)
Ratio of net expenses to average net assets(c)	3.01	%(e)
Ratio of net expenses, excluding interest on securities sold
short and interest expense, to average net assets (c)	2.40	%(e)
Ratio of net investment loss to average net assets (c)	(1.37	)%(e)
Portfolio turnover rate	240	%(d)(g)

(a)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Amount represents less than $0.005 per share
(c)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investments in underlying Funds.
(d)	Not annualized.
(e)	Annualized.
(f)	Commencement of operations
(g)	Portfolio turnover is calculated at the fund level and represents a twelve month period.

See Notes to Financial Statements

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS
December 31, 2012

Note 1—Fund Organization—Van Eck VIP Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The Van Eck VIP Multi-Manager Alternatives Fund (the “Fund”) is a non-diversified series of the Trust and seeks to achieve consistent absolute (positive) returns in various market cycles. The Fund offers two classes of shares: Initial Class Shares and Class S Shares. The two classes are identical except Class S Shares are subject to a distribution fee. Class S Shares commenced operations on April 30, 2012.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

A.

Security Valuation—The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (as described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Fund’s pricing time (4:00 p.m. Eastern Standard Time) but after the close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Fund may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Bonds and notes are fair valued using a pricing service which utilizes models that incorporate observable data such as sales of similar securities, broker quotes, yields, bids, offers and reference data and are categorized as Level 2 in the fair value hierarchy. Short-term obligations with more than sixty days remaining to maturity are valued at market value. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Exchange traded funds as well as closed-end publicly listed fund investments are valued at their official market closing price and are categorized as Level 1 in the fair value hierarchy. Open-end mutual fund investments (including money market funds) are valued at their closing net asset value each business day and are categorized as Level 1 in the fair value hierarchy. Futures are valued using the closing price reported at the close of the respective exchange and are categorized as Level 1 in the fair value hierarchy. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets and are classified as Level 2 in the fair value hierarchy. Securities for which quotations are not readily available are stated at fair value as determined by the Pricing Committee of Van Eck Associates Corporation (the “Adviser”) appointed by the Board of Trustees. The Pricing Committee provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities, dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments for which market prices are not readily available. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value for these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis which includes a hierarchy that prioritizes inputs in the valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

NOTES TO FINANCIAL STATEMENTS
(continued)

	Level 1 –	Quoted prices in active markets for identical securities.

	Level 2 –	Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

	Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value the Fund’s investments, and transfers between levels are located in the Schedule of Investments. Additionally, a table that reconciles the valuation of the Fund’s Level 3 investments and presents additional information about valuation methodologies and unobservable inputs, if applicable, is located in the Schedule of Investments.

B.

Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.

Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

D.

Securities Sold Short—A short sale occurs when a Fund sells a security, which it does not own, by borrowing it from a broker. Proceeds from securities sold short are reported as liabilities on the Statement of Assets and Liabilities and are marked to market daily in accordance with the fair value methodology described in Note 2A. Gains and losses are classified as realized when short positions are closed. In the event that the value of the security that the Fund sold short declines, the Fund will gain as it repurchases the security in the market at the lower price. If the price of the security increases, the Fund will suffer a loss, as it will have to repurchase the security at the higher price. Short sales may incur higher transaction costs than regular securities transactions. Dividends and interest on short sales are recorded as an expense by the Fund on the ex-dividend date or interest payment date, respectively. Cash as collected is deposited in a segregated account with brokers, maintained by the Fund, for its open short sales. Until the Fund replaces the borrowed security, the Fund maintains securities or permissible liquid assets in a segregated account with a broker or custodian sufficient to cover its short positions. Securities sold short held at December 31, 2012 are reflected in the Schedule of Investments.

E.

Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) on forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations.

F.

Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund’s Schedule of Investments.

G.

Structured Notes—The Fund may invest in structured notes whose values are based on the price movements of a referenced security or index. The value of these structured notes will rise and fall in response to changes in the referenced security or index. On the maturity date of each structured note, the Fund will receive a payment from a counterparty based on the value of the referenced security or index (notional amount multiplied by the price of the referenced security or index) and record a realized gain or loss. Structured notes may present a greater degree of market risk than many types of securities and may be more volatile and less liquid than less complex securities. Structured notes are also subject to the risks that the issuer of the structured notes may fail to perform its contractual obligations. Structured notes held at December 31, 2012 are reflected in the Schedule of Investments.

H.

Use of Derivative Instruments—The Fund may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS
(continued)

rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. GAAP requires enhanced disclosures about the Fund’s derivative instruments and hedging activities. Details of this disclosure are found below as well as in the Schedule of Investments.

At December 31, 2012, the Fund had the following derivatives (not designated as hedging instruments under GAAP):

	Asset derivatives	Liability derivatives

	Credit risk	Equity risk	Foreign currency risk

Written options[1]	$—	$1,123	$—
Swap contracts, at value[2]	5,393	—	—
Foreign forward currency contracts[3]	—	—	1,543

[1]	Statement of Assets and Liabilities location: Written options, at value
[2]	Statement of Assets and Liabilities location: Credit default swap contracts, at value
[3]	Statement of Assets and Liabilities location: Unrealized depreciation on foreign forward currency contracts

The impact of transactions in derivative instruments, during the year ended December 31, 2012, were as follows:

	Credit risk	Equity risk	Foreign currency risk

Realized loss:
Written options[4]	$—	$(132,723)	$—
Swap contracts[5]	(14)	—	—
Net change in unrealized appreciation (depreciation):
Written options[6]	—	21,856	—
Swap contracts[7]	(462)	—	—
Forward foreign currency contracts[8]	—	—	(1,543)

[4]	Statement of Operations location: Net realized loss on written options
[5]	Statement of Operations location: Net realized loss on swap contracts
[6]	Statement of Operations location: Net change in unrealized appreciation (depreciation) on investments, options purchased and written options
[7]	Statement of Operations location: Net change in unrealized appreciation (depreciation) on swap contracts
[8]

Statement of Operations location: Net change in unrealized appreciation (depreciation) on forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities.

Credit Default Swaps—The Fund may enter into credit default swaps, which may have as reference obligations one or more securities or a basket of securities that are or are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund held credit default swap contracts for one month during the year ended December 31, 2012 of which the notional amount reflected in the Schedule of Investments is indicative of the value for that one month period. Credit default swaps held at December 31, 2012 are reflected in the Schedule of Investments.

Option Contracts—The Fund is subject to equity price risk, interest rate risk and commodity price risk in the normal course of pursuing their investment objectives. The Fund may invest in call and put options on securities, currencies and commodities to gain exposure to or hedge against changes in the value of equities, interest rates, or commodities. Call and put options gives the Fund the right, but not the obligation, to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a realized loss upon expiration. The Fund may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

The Fund may also write call or put options in order to gain exposure or to protect against changes in the markets or in an attempt to enhance income or gains. As a writer of an option, the Fund receives a premium. The Fund keeps the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a realized gain on the Statement of Operations. If the option is exercised, the Fund must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Fund may write covered puts and calls. A covered call option is an option in which the Fund owns the instrument underlying the call. A covered call sold exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an

NOTES TO FINANCIAL STATEMENTS
(continued)

underlying instrument which might otherwise have been sold to protect against a decline in the market price. A covered put exposes the Fund during the term of the option to a decline in price of the underlying instrument. The Fund maintains securities or permissible liquid assets in a segregated account with a broker or custodian sufficient to cover its put option positions. The Fund may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies. Transactions in put and call options written during the year ended December 31, 2012 were as follows:

	Number of Contracts	Premiums

Options outstanding at December 31, 2011	(12)	$(58,776)
Options opened	—	—
Options written	(173)	(123,000)
Options exercised	19	588
Options expired	58	5,792
Options closed	87	174,041

Options outstanding at December 31, 2012	(21)	$(1,355)

Forward Foreign Currency Contracts—The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts, if any, are included in realized gain (loss) on forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities on the Statement of Operations. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. The Fund held forward foreign currency contracts for one month during the year ended December 31, 2012 of which the value reflected in the Schedule of Investments is indicative of the value for that one month period. Forward foreign currency contracts held at December 31, 2012 are reflected in the Schedule of Investments.

Futures Contracts—The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts. The Fund may engage in these transactions to seek performance that corresponds to the Index and in managing cash flows. A futures contract is an agreement between two parties to buy or sell a specified instrument at a set price on a future date. Realized gains and losses from futures contracts are reported separately. During the year ended December 31, 2012, the Fund held no futures contracts.

I.

Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned. Realized gains and losses are calculated on the identified cost basis. Interest income, including amortization of premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Fund and decrease net unrealized appreciation (depreciation) on investments.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 2.50% of the Fund’s average daily net assets. As of December 31, 2012, the Fund had seven sub-advisers, Coe Capital Management, LLC, Horizon Kinetics, LLC, Keypoint Capital Management, LLC, Millrace Asset Group, Inc., Riverpark, LLC, SW Asset Management and Tiburon Capital Management. The Adviser directly paid sub-advisory fees to the sub-advisers at a rate of 1.00% of the portion of the average daily net assets of the Fund managed by each of the sub-advisers.

The Adviser has agreed, at least until May 1, 2013, to voluntarily waive or limit management fees and/or assume expenses (excluding acquired fund fees and expenses, interest expense, interest and dividends on securities sold short, taxes and extraordinary expenses) exceeding 2.15% of average daily net assets for Initial Class Shares and 2.40% for Class S Shares. In addition, the Adviser has agreed to waive its management fee with respect to any portion of the Fund’s assets invested directly by the Adviser in an Underlying Fund (Exchange Traded Funds or Open-End Funds) excluding money market funds.

For the year ended December 31, 2012, the Adviser waived management fees in the amount of $57,371 related to the overall expense waiver and $84,241 related to the Underlying Fund waiver and assumed other expenses of $73,096. The Adviser offsets the management fees it charges the Fund by the amount it collects as a management fee from an Underlying Fund managed by the Adviser, as a result of an investment of the Fund’s assets by a sub-adviser in such Underlying Fund. For the year ended

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS
(continued)

December 31, 2012, the Adviser reduced management fees charged by $660 due to such sub-adviser investments. Certain officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation, the Distributor.

Note 4—12b-1 Plans of Distribution—The Fund and the Distributor are parties to a distribution agreement dated May 1, 2012. The Fund has adopted a Distribution Plan (the “Plan”) for Class S Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Fund is authorized to incur distribution expenses for its Class S Shares which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the Distributor, for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Fund. The amount paid in any one year is 0.25% of average daily net assets for Class S Shares.

Note 5—Investments—For the year ended December 31, 2012, the cost of purchases and proceeds from sales of investments-other than U.S. government securities and short-term obligations aggregated $13,573,265 and $14,127,478, respectively. Proceeds of short sales and the cost of purchases of short sale covers aggregated $6,568,426 and $7,135,575, respectively.

Note 6—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at December 31, 2012 was $8,953,532 and net unrealized appreciation aggregated $213,691 of which $463,478 related to appreciated securities and $249,787 related to depreciated securities.

At December 31, 2012, the components of accumulated earnings, on a tax basis, were as follows:

Undistributed long-term capital gains	$50,384
Late year ordinary losses	(3,989)
Other temporary difference	(1,990)
Unrealized appreciation	152,509

Total	$196,914

The tax character of dividends and distributions paid to shareholders were as follows:

	Year Ended December 31, 2012	Year Ended December 31, 2011

Ordinary income	$—	$63,389
Long-term capital gains	—	44,952

Total	$—	$108,341

During the year ended December 31, 2012, as a result of permanent book to tax differences, the Fund decreased accumulated net investment loss by $82,746, increased accumulated net realized loss on investments by $23,858, and decreased aggregated paid in capital by $58,888. Net assets were not affected by this reclassification. These differences are primarily due to foreign currency transactions, investments in real estate investment trusts and passive foreign investment companies.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, the Fund is permitted to carryforward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (tax years ended December 31, 2009–2011), or expected to be taken in the Fund’s current tax year. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense on the Statement of Operations. During the year ended December 31, 2012, the Fund did not incur any interest or penalties.

Note 7—Concentration of Risk—At December 31, 2012, Van Eck Securities Corp. owns approximately 17% of the Initial Class Shares and 100% of the Class S Shares of the outstanding shares of beneficial interest. Additionally, the aggregate shareholder accounts of four insurance companies own approximately 32%, 20%, 15% and 13% of Initial Class Shares of the outstanding shares of beneficial interest.

NOTES TO FINANCIAL STATEMENTS
(continued)

The Fund may invest in debt securities which are rated as below investment grade by rating agencies. Such securities involve more risk of default than do higher rated securities and are subject to greater price variability.

The Fund may invest in closed-end funds that may trade at a discount or premium to their net asset value. A closed-end fund may be leveraged as part of its investment strategy. As a result, the Fund may be indirectly exposed to the effects of leverage through its investment in the underlying funds. Investments in underlying funds that use leverage may cause the value of the Fund’s shares to be more volatile than if the Fund invested in underlying funds that do not utilize leverage.

Note 8—Bank Line of Credit—The Trust may participate with Van Eck Funds (collectively the “VE/VIP Funds”) in a $20 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund at the request of the shareholders and other temporary or emergency purposes. The VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2012, the average daily loan balance during the 2 day period for which a loan was outstanding amounted to $224,665 and the average interest rate was 1.42%.

Note 9—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of eligible Funds of the Trust and the Van Eck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” on the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” on the Statement of Assets and Liabilities.

Note 10—Custodian Fees—The Fund has entered into an expense offset agreement with its custodian wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. For the year ended December 31, 2012, there were no offsets of custodial fees.

Note 11—Recent Accounting Pronouncements—The Fund adopted Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards.” ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU No. 2011-04 requires reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU No. 2011-04 requires reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new disclosures have been implemented for annual and interim periods beginning after December 15, 2011 and can be found in Note 2 to the financial statements.

In December 2011, the Financial Accounting Standards Board issued ASU No. 2011-11, Balance Sheet (Topic 210) Disclosures about Offsetting Assets and Liabilities, which requires an entity to make additional disclosures about offsetting assets and liabilities and related arrangements. The new guidance seeks to enhance disclosures by requiring improved information about financial instruments and derivatives instruments that are either: (1) offset in accordance with GAAP, or (2) subject to enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in accordance with GAAP. The new guidance is effective for periods beginning on or after January 1, 2013. Management is currently evaluating the implications of ASU No. 2011-11 and its impact on the Fund’s financial statements.

Note 12—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

A distribution of $0.057 per share from long-term capital gains was declared and paid on January 31, 2013 to shareholders of record of the Initial Class Shares and Class S Shares as of January 30, 2013 with a reinvestment date of January 31, 2013.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of Van Eck VIP Trust and Shareholders of Van Eck VIP Multi-Manager Alternatives Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Van Eck VIP Multi-Manager Alternatives Fund (one of the series constituting Van Eck VIP Trust) (the “Fund”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Eck VIP Multi-Manager Alternatives Fund (one of the series constituting the Van Eck VIP Trust) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York February 13, 2013

VAN ECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS
(unaudited)

Trustee’s Name, Address(1) and Age	Position(s) Held with Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held Outside the Fund Complex(3) During the Past Five Years

Independent Trustees

Jon Lukomnik 56 (A)(G)	Trustee since March 2006	Managing Partner, Sinclair Capital LLC (consulting firm), 2000 to present; Executive Director, Investor Responsibility Research Center Institute, 2008 to present.	10	Chairman of the Board of the New York Classical Theatre; formerly Director of The Governance Fund, LLC; formerly Director of Sears Canada, Inc.

Jane DiRenzo Pigott 55 (A)(G)	Trustee since July 2007; Currently, Chairperson of the Governance Committee	Managing Director, R3 Group LLC (consulting firm), 2002 to present.	10	Formerly Director and Chair of Audit Committee of 3E Company (environmental services); formerly Director of MetLife Investment Funds, Inc.

Wayne H. Shaner 65 (A)(G)	Trustee since March 2006	Managing Partner, Rockledge Partners LLC, 2003 to present (investment adviser); Public Member of the Investment Committee, Maryland State Retirement System since 1991.	10	Director, The Torray Funds (2 portfolios), since 1993 (Chairman of the Board since December 2005).

R. Alastair Short 59 (A)(G)	Trustee since June 2004; Currently, Vice Chairperson of the Board and Chairperson of the Audit Committee	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; Vice Chairman, W. P. Stewart & Co., Ltd. (asset management firm), September 2007 to September 2008; Managing Director, The GlenRock Group, LLC (private equity investment firm), May 2004 to September 2007.	60	Chairman and Independent Director, EULAV Asset Management; Independent Director, Tremont offshore funds; Director, Kenyon Review; formerly Director of The Medici Archive Project.

Richard D. Stamberger 53 (A)(G)	Trustee since 1995; Currently, Chairperson of the Board	President and CEO, SmartBrief, Inc. (business media company), 1999 to present.	60	Director, SmartBrief, Inc.

Robert L. Stelzl 67 (A)(G)	Trustee since July 2007	Trustee, Joslyn Family Trusts, 2003 to present; President, Rivas Capital, Inc. (real estate property management services company), 2004 to present.	10	Lead Independent Director, Brookfield Properties, Inc.; Director and Chairman, Brookfield Residential Properties, Inc.

(1)	The address for each Trustee and officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
(2)

Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75.

(3)	The Fund Complex consists of Van Eck Funds, Van Eck VIP Trust and Market Vectors ETF Trust.
(A)	Member of the Audit Committee.
(G)	Member of the Governance Committee.

BOARD OF TRUSTEES AND OFFICERS
(unaudited) (continued)

Officer’s Name, Address(1) and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupations During the Past Five Years

Officers:

Russell G. Brennan, 48	Assistant Vice President and Assistant Treasurer	Since 2008

Assistant Vice President of the Adviser, Van Eck Associates Corporation (Since 2008); Manager (Portfolio Administration) of the Adviser (September 2005-October 2008); Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 52	Vice President	Since 1996	Director of Trading (Since 1995) and Portfolio Manager (Since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

John J. Crimmins, 55	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Since 2009 (Treasurer); since 2012 (Vice President, Chief Financial Officer and Principal Accounting Officer)

Vice President of Portfolio Administration of the Adviser (Since 2009); Vice President of Van Eck Securities Corporation (VESC) and Van Eck Absolute Return Advisers (VEARA) (Since 2009); Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC (September 1997-February 2009); Officer of other investment companies advised by the Adviser.

Wu-Kwan Kit, 31	Assistant Vice President and Assistant Secretary	Since 2011	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2011); Associate, Schulte Roth & Zabel LLP (September 2007-August 2011)

Susan C. Lashley, 57	Vice President	Since 1998	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Thomas K. Lynch, 56	Vice President and Chief Compliance Officer	Since 2007	Chief Compliance Officer of the Adviser and VEARA (Since December 2006) and VESC (Since August 2008); Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 32	Assistant Vice President and Assistant Secretary	Since 2008

Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2008); Associate, Davis Polk & Wardwell (October 2005-June 2008); Officer of other investment companies advised by the Adviser.

Joseph J. McBrien, 64	Senior Vice President, Secretary and Chief Legal Officer	Since 2005

Senior Vice President, General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since December 2005); Director of VESC and VEARA (since October 2010); Officer of other investment companies advised by the Adviser.

Jonathan R. Simon, 38	Vice President and Assistant Secretary	Since 2006	Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2006); Officer of other investment companies advised by the Adviser.

Bruce J. Smith, 57	Senior Vice President	Since 1985

Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (Since 1997); Director of the Adviser, VESC and VEARA (Since October 2010); Officer of other investment companies advised by the Adviser.

Jan F. van Eck, 49	Chief Executive Officer and President	Since 2005 (serves as Chief Executive Officer and President since 2010, prior thereto served as Executive Vice President)

Director and Owner of the Adviser (Since July 1993); Executive Vice President of the Adviser (January 1985-October 2010); Director (Since November 1985), President (Since October 2010) and Executive Vice President (June 1991-October 2010) of VESC; Director and President of VEARA; Trustee, President and Chief Executive Officer of Market Vectors ETF Trust; Officer of other investment companies advised by the Adviser.

(1)	The address for each Executive Officer is 335 Madison Avenue, 19th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Trustees.

APPROVAL OF SUB-ADVISORY AGREEMENTS

Approval of New Sub-Advisory Agreements

The Investment Company Act of 1940, as amended, provides, in substance, that each investment advisory agreement between a fund and its investment advisers will be entered into only if it is approved, and will continue in effect from year to year, after an initial two-year period, only if its continuance is approved at least annually, by the Board of Trustees (the “Board”), including by a vote of a majority of the Trustees who are not “interested persons” of the Funds (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At an in-person meeting held on December 15-16, 2011 and March 14-15, 2012 (collectively, the “Meeting”), the Board, which is comprised exclusively of Independent Trustees, considered authorizing the Adviser to enter into a new sub-advisory agreement with respect to the Fund, for an initial two-year term with KeyPoint Capital Management, LLC (“KeyPoint”), to serve as a sub-adviser for the Fund (the “New Sub-adviser”).

The Board reviewed and considered information that had been provided throughout the year at regular Board meetings as well as information prepared specifically in connection with the Board’s deliberations with respect to the approval of the proposed sub-advisory arrangement for the Fund. This information included, among other things, information about the Adviser’s short-term and long-term business plans with respect to the Fund; a description of the proposed sub-advisory agreement, its terms, and the services to be provided and fees to be paid thereunder; and information regarding the New Sub-adviser’s organization, personnel, investment processes and strategies, and key compliance procedures.

In considering whether to approve a sub-advisory agreement with the New Sub-adviser, the Board evaluated the following factors: (1) the nature, extent and quality of the services to be provided by the New Sub-adviser; (2) the capabilities and background of the New Sub-adviser’s investment personnel, and the overall capabilities, experience, resources and strengths of the New Sub-adviser in managing other accounts utilizing similar investment strategies; (3) the terms of the sub-advisory agreement with the New Sub-adviser and the reasonableness and appropriateness of the particular fee to be paid for the services described therein; (4) the willingness and ability of the New Sub-adviser to implement its investment strategy for the Fund with a small amount of assets at the inception of the sub-advisory relationship; (5) the scalability of the New Sub-adviser’s processes and procedures over time; and (6) the Fund’s structure and the manner in which the New Sub-adviser’s investment strategy will assist the Fund in pursuing its investment objectives. The Board also met with representatives from the New Sub-adviser.

In considering the proposal to approve a sub-advisory agreement with the New Sub-adviser, the Board noted that, combined, the members of KeyPoint’s investment management team have over thirty years of experience in the real estate industry. The Board also considered the importance to the Fund of having access to investment advisers with experience running certain types of investment strategies and the relatively small number of investment advisers available to the Fund with experience in deploying a long/short strategy involving public real estate securities.

The Board concluded that the New Sub-adviser is qualified to manage a portion of the Fund’s assets in accordance with its investment objectives and policies, that the New Sub-adviser’s investment strategy is appropriate for pursuing the Fund’s investment objectives, and that such strategy would be complementary to the investment strategies employed by the Fund’s other sub-advisers. The Board also concluded that the fees payable to the New Sub-adviser for its services are reasonable.

In view of the anticipated size of the Fund and the fact that the New Sub-adviser is not affiliated with the Adviser, the Board did not consider the profitability of the New Sub-adviser to be relevant to its consideration of the sub-advisory agreement.

The Board did not consider any single factor as controlling in determining whether or not to enter into the sub-advisory agreement with the New Sub-adviser. Nor are the items described herein all of the matters considered by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by the advice of its independent counsel, the Board concluded that entering into each sub-advisory agreement, including the fee structure, is in the interests of shareholders, and accordingly, the Board approved entering into a sub-advisory agreement with the New Sub-adviser.

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

APPROVAL OF SUB-ADVISORY AGREEMENTS
(continued)

Approval of New Sub-Advisory Agreement

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment advisers will be entered into only if it is approved, and will continue in effect from year to year, after an initial two-year period, only if its continuance is approved at least annually, by a board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund as defined in the 1940 Act, cast in person at a meeting called for the purpose of considering such approval.

At an in-person meeting held on September 27-28, 2012 (the “Meeting”), the Board of Trustees of the Fund (the “Board”), which is comprised exclusively of trustees who are not “interested persons” of the Fund as defined in the 1940 Act, considered authorizing the Adviser to enter into a new sub-advisory agreement with respect to the Fund, for an initial two-year term with Horizon Asset Management LLC, to serve as a sub-adviser for the Fund (the “New Sub-adviser”).

The Board reviewed and considered information that had been provided throughout the year at regular Board meetings as well as information prepared specifically in connection with the Board’s deliberations with respect to the approval of the proposed sub-advisory arrangement for the Fund. This information included, among other things, information about the Adviser’s short-term and long-term business plans with respect to the Fund; a description of the proposed sub-advisory agreement, its terms, and the services to be provided and fees to be paid thereunder; and information regarding the New Sub-adviser’s organization, personnel, investment processes and strategies, and key compliance procedures.

In considering whether to approve a sub-advisory agreement with the New Sub-adviser, the Board evaluated the following factors: (1) the nature, extent and quality of the services to be provided by the New Sub-adviser; (2) the capabilities and background of the New Sub-adviser’s investment personnel, and the overall capabilities, experience, resources and strengths of the New Sub-adviser in managing other accounts utilizing similar investment strategies; (3) the terms of the sub-advisory agreement with the New Sub-adviser and the reasonableness and appropriateness of the particular fee to be paid for the services described therein; (4) the willingness and ability of the New Sub-adviser to implement its investment strategy for the Fund with a small amount of assets at the inception of the sub-advisory relationship; (5) the scalability of the New Sub-adviser’s processes and procedures over time; and (6) the Fund’s structure and the manner in which the New Sub-adviser’s investment strategy will assist the Fund in pursuing its investment objectives. The Board also met with representatives from the New Sub-adviser.

In considering the proposal to approve a sub-advisory agreement with the New Sub-adviser, the Board noted that, combined, the members of the New Sub-adviser’s portfolio management team have significant experience in the securities industry. The Board also considered the importance to the Fund of having access to investment advisers with experience running certain types of investment strategies and the relatively small number of investment advisers available to the Fund with experience in deploying these investment strategies, e.g. the New Sub-adviser is experienced in high-yield, fixed income strategies.

The Board concluded that the New Sub-adviser is qualified to manage a portion of the Fund’s assets in accordance with its investment objectives and policies, that the New Sub-adviser’s investment strategy is appropriate for pursuing the Fund’s investment objectives, and that such strategy would be complementary to the investment strategies employed by the Fund’s other sub-advisers. The Board also concluded that the fees payable to the New Sub-adviser for its services are reasonable.

In view of the anticipated size of the Fund and the fact that the New Sub-adviser is not affiliated with the Adviser, the Board did not consider the profitability of the New Sub-adviser to be relevant to its consideration of the sub-advisory agreement.

The Board did not consider any single factor as controlling in determining whether or not to enter into the sub-advisory agreement with the New Sub-adviser. Nor are the items described herein all of the matters considered by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by the advice of its independent counsel, the Board concluded that entering into the sub-advisory agreement, including the fee structure, is in the interests of shareholders, and accordingly, the Board approved entering into the sub-advisory agreement with the New Sub-adviser.

APPROVAL OF SUB-ADVISORY AGREEMENTS
(continued)

Approval of New Sub-Advisory Agreement with Tiburon

At an in-person meeting held on September 27-28, 2012 (the “Meeting”), the Board considered authorizing the Adviser to enter into a new sub-advisory agreement (the “New Agreement”) with Tiburon Capital Management, LLC (“Tiburon”) for an initial two-year term. The Board reviewed and considered information that had been provided at the in-person meeting held on June 29-30, 2011 at which the Board approved an initial sub-advisory agreement between the Adviser and Tiburon (the “Initial Agreement”), as well as information prepared specifically in connection with the Board’s deliberations with respect to the approval of the New Agreement. This information included, among other things, a description of the terms of the New Agreement, the services to be provided and fee to be paid thereunder; and information regarding any changes that may occur following the Transaction (as defined below) to Tiburon’s organization, personnel, investment strategies, or key compliance procedures.

In considering whether to approve the New Agreement with Tiburon, in addition to the factors discussed above in connection with the approval of the Initial Agreement, the Board evaluated the following factors: (1) the terms of the Initial Agreement and New Agreement, including with respect to the sub-advisory rate to be charged for sub-advisory services, will be identical (other than the effective dates thereof); (2) Tiburon has represented to the Board that the transaction pursuant to which Gray & Company would acquire control of Tiburon (the “Transaction”) will not result in a change to the key personnel responsible for managing the assets of the Fund or the investment processes, strategies, or compliance policies and procedures of Tiburon; and (3) Tiburon has represented that Gray & Company offers Tiburon a more robust operational, administrative and compliance infrastructure. Prior to taking action to approve the New Agreement, the Board met with a representative of Tiburon.

The Board concluded that, after the closing of the Transaction, Tiburon will continue to be qualified to manage a portion of the Fund’s assets in accordance with its investment objectives and policies and that the fees payable to Tiburon for its services are reasonable. Accordingly, the Board approved the New Agreement and authorized the Adviser to enter into the New Agreement with Tiburon effective upon the closing.

This report must be preceded or accompanied by a Van Eck VIP (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
	335 Madison Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	1.800.544.4653

vaneck.com

		VIPMMAAR

Item 2. CODE OF ETHICS

a)   The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

b)   Not applicable.

c)   The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

d)   The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

e)   Not applicable.

f)   The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

     The Registrant's Board of Trustees has determined that Alastair Short, member of the Audit and Governance Committees, is an "audit committee financial expert" and "independent" as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)   Audit Fees

     Ernst & Young, as principal accountant for the Van Eck VIP Trust, billed audit fees of $108,000 for 2012 and $112,000 for 2011.

b)   Audit-Related Fees

     Ernst & Young billed other audit-related fees of $0 for 2012 and
     $0 for 2011.

c)   Tax Fees

     Ernst & Young billed tax fees of $16,400 for 2012 and $16,400 for 2011.

d)   All Other Fees

     None.

e)   The Audit Committee pre-approves all audit and non-audit services to be provided to the Fund by the independent accountants as required by Section
     10A of the Securities Exchange Act of 1934. The Audit Committee has
     authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

f)   Not applicable.

g)   Ernst & Young does not provide services to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser.

h)   Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

     Not  applicable.

Item 6.   SCHEDULE OF INVESTMENTS

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Van Eck VIP Multi-Manager Alternatives Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company
     Act) provide reasonable assurances that material information relating to the Van Eck VIP Multi-Manager Alternatives Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR
     270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VAN ECK VIP TRUST - VAN ECK VIP MULTI-MANAGER ALTERNATIVES
FUND

By (Signature and Title) /s/ John J. Crimmins, Treasurer and Chief Financial Officer
                         -----------------------------------------------------------
Date  March 8, 2013
     -------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, CEO
                        ------------------------
Date  March 8, 2013
     -------------------

By (Signature and Title)  /s/ John J. Crimmins, Treasurer and Chief Financial Officer
                         ------------------------------------------------------------

Date  March 8, 2013
     -------------------